SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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IMATION CORP.
(Name of Registrant as Specified in Its Charter)
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IMATION CORP. 1 Imation Way, Oakdale, MN 55128 Important Notice Regarding the Availability of Proxy Materials for Imation Corp.3s 2009 Annual Shareholder Meeting to Be Held on Wednesday, May 6, 200 The proxy materials, which include the Notice and Proxy Statement and Annual Report to Shareholders are available at: http://bnymellon.mobular.net /bnymellon/imn This communication presents only an overview of the more complete proxy IMATION CORP. materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 17, 2009 to facilitate timely delivery. Shareholders may also request paper delivery, or consent to receive electronic delivery, of the materials for all future shareholder meetings. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE IMATION CORP. 2009 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, MAY 6, 2009* NOTICE OF ANNUAL MEETING OF SHAREHOLDERS Imation Corp.3s 2009 Annual Meeting of Shareholders will be held on Wednesday, May 6, 2009 at 9:00 a.m. (local time) at The Saint Paul Hotel, 350 Market St., St. Paul, MN 55102. Proposals to be voted on at the meeting are listed below: 1. To elect three members to the Board of Directors: 01) Michael S. Fields 02) Ronald T. LeMay 03) L. White Matthews, III 2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2009. 3. To transact any other business properly coming before the meeting. The Board recommends a vote “FOR” Proposals 1 and 2. The record date for the annual meeting is March 9, 2009. Only shareholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. *This Notice of Internet Availability of Proxy Materials is being mailed to shareholders on or about March 25, 2009. CONTROL NUMBER You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 11-digit control number

Directions to Imation Corp.3s 2009 Annual Meeting of Shareholders at The Saint Paul Hotel, 350 Market St., St. Paul, MN 55102: From the airport: · Take Highway 5 west about one mile to I-494 east. Follow I-494 east to I-35E north. · Take I-35E north approximately 5 miles to the Kellogg Boulevard exit. Turn right onto Kellogg Boulevard, follow to Market Street. Turn left onto Market Street, the hotel 2 blocks on the right. Directions from other areas are available at http://www.saintpaulhotel.com/maps_and_directions/ To request a paper copy of the Proxy Materials, (you must reference your 11 digit control number) Telephone: 1-888-313-0164 (outside of the U.S and Canada call 201-680-6688), Email: shrrelations@bnymellon.com Internet: http://bnymellon.mobular.net/bnymellon/imn. ACCESSING YOUR PROXY MATERIALS ONLINE YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY. The Proxy Materials for Imation Corp. are available to review at: http://bnymellon.mobular. net/bnymellon/imn Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY. VOTE BY INTERNET Use the Internet to vote your shares. Have this card in hand when you access the above web site. On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares.